UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2016

POWERSHARES DB US DOLLAR INDEX TRUST

(Registrant)

POWERSHARES DB US DOLLAR INDEX BULLISH FUND

POWERSHARES DB US DOLLAR INDEX BEARISH FUND

(Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

Delaware	87-0778080 (Trust)
(State or Other Jurisdiction of Incorporation)	(IRS Employer ID Number)

c/o Invesco PowerShares Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

001-33314; 001-33317; 001-33318;

(Commission File Numbers)

(880) 983-0903

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Invesco PowerShares Capital Management LLC (“Invesco”) is the managing owner of the PowerShares DB US Dollar Index Trust (the “Trust”), which is organized in two separate series. Each of PowerShares DB US Dollar Index Bullish Fund and PowerShares DB US Dollar Index Bearish Fund (each a “Fund” and, collectively, the “Funds”) is a separate series of the Trust.

Effective November 29, 2016, Invesco PowerShares Capital Management LLC as Managing Owner of Trust, entered into a Commodity Futures Customer Agreement (the “Agreement”) with Morgan Stanley & Co. LLC (“Morgan Stanley”), pursuant to which the Commodity Broker will act as the clearing broker and as custodian of each of the Funds’ assets in connection with the clearing of transactions and will perform such other services for a Fund as the Managing Owner may from time-to-time request.

In respect of the transactions effected pursuant to the Agreement, the Commodity Broker will charge each of the Funds a fee for the services it has agreed to perform, including brokerage charges, giveup fees, commissions and services fees as may be agreed upon by the Funds and the Commodity Broker; exchange, clearing house, NFA or other regulatory fees; the amount necessary to hold Commodity Broker harmless against all taxes and related liabilities of each Fund; any debit balance or deficiency in a Fund’s account; interest on any debit balances or deficiencies in a Fund’s account and on monies advanced to each Fund; and any other agreed upon amounts owed by a Fund to the Commodity Broker in connection with such Fund’s account or transactions therein.

The Agreement is terminable by each Fund at any time by written notice to the Commodity Broker, or by the Commodity Broker without penalty upon ten (10) days’ prior written notice.

The Agreement provides that except to the extent of its gross negligence, fraud or willful misconduct, the Commodity Broker shall not be liable for any loss, liability or expense incurred by the Funds in connection with or arising out of this Agreement, transactions in or for the Funds or any actions taken by the Commodity Broker at the request or direction of the Funds.

The foregoing description is a summary, does not purport to be a complete description of the Agreement, and is qualified in its entirety by reference to the Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description
10.1	Commodity Futures Customer Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB US Dollar Index Trust

By:	Invesco PowerShares Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
	Name:	Daniel Draper
	Title:	Chief Executive Officer

PowerShares DB US Dollar Index Bullish Fund, a series of PowerShares DB US Dollar Index Trust

By:	Invesco PowerShares Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
	Name:	Daniel Draper
	Title:	Chief Executive Officer

PowerShares DB US Dollar Index Bearish Fund, a series of PowerShares DB US Dollar Index Trust

By:	Invesco PowerShares Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
	Name:	Daniel Draper
	Title:	Chief Executive Officer

Date: November 28, 2016

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